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                                                                    EXHIBIT 21.1

                          Subsidiaries Of CMGI, Inc.
                            as of December 1, 1999

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                                                     Jurisdiction of
    Name                                               Organization
    ----                                               ------------
Activerse, Inc.                                             DE
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ADSmart Corporation                                         DE
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Zip2 Corporation                                            CA
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Alta Vista Company                                          DE
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                 Shopping.com                               CA
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                 Shopping.com Europe B .V                Netherlands
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Blaxxun Interactive, Inc.                                   DE
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                 Blaxxun A.G.                            Germany
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Cha! Technologies Services, Inc.                            DE
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1ClickBrands, LLC                                           DE
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CMG Securities Corporation                                  MA
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CMG@Ventures Capital Corporation                            DE
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CMG@Ventures I, LLC                                         DE
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CMG@Ventures II, LLC                                        DE
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CMG@Ventures III, LLC                                       DE
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CMG@Ventures Securities Corporation                         DE
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CMG@Ventures, Inc.                                          DE
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CMGI Solutions, Inc.                                        DE
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CMGI Systems Corporation                                    DE
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Engage Technologies, Inc.                                   DE
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                Engage Technologies Limited (UK)         England
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                Engage Technologies GmbH                 Germany
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Icast Corporation                                           DE
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                Signatures SNI, Inc.                        DE
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                       Signatures Network, Inc.             DE
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InSolutions, Incorporated                                   DE
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Magnitude Network, Inc.                                     DE
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Nascent Technologies, Inc.                                  VA
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NaviNet, Inc.                                               DE
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NaviSite, Inc.                                              DE
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                Servercast Communications, L.L.C.           DE
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NetWright, L.L.C.                                           MA
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On-Demand Solutions, Inc.                                   MA
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ZineZone.com                                                DE
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1stUp.com Corporation                                       DE
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Activate.Net Corporation                                    WA
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AdKnowledge, Inc.                                           CA
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                Focalink Communications, Inc.               CA
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Maktar Limited                                           Ireland
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                Lippri Limited                           Ireland
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                CMGI (UK) Limited                        England
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MyWay.com                                                   DE
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SalesLink Corporation                                       DE
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                Pacific Direct Marketing Corporation        CA
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                SalesLink Mexico Holding Corp.              DE
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                       SalesLink de Mexico S.A.deC.V.     Mexico
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Tribal Voice, Inc.                                          DE
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Clara Vista Corporation                                     VA
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